REVENUES	6 Months Ended
Jun. 30, 2017
Revenues [Abstract]
REVENUES
2. REVENUE

Adoption of ASC 606

Prior to January 1, 2018, the Partnership recognized revenue from customers when all of the following criteria were met: (i) persuasive evidence of an exchange arrangement existed, (ii) delivery had occurred or services had been rendered, (iii) the buyer’s price was fixed or determinable and (iv) collectability was reasonably assured. Amounts billed in advance of the period in which the service was rendered or product delivered were recorded as deferred revenue.

Effective January 1, 2018, the Partnership adopted ASC 606. As a result, the Partnership has changed the accounting policy for the recognition of revenue from contracts with customers as detailed below.

The Partnership adopted ASC 606 using the modified retrospective method, which has been applied for the three and six months ended June 30, 2018. The Partnership has applied ASC 606 only to those contracts that were not complete as of January 1, 2018. As such, the financial information for prior periods has not been adjusted and continues to be reported under ASC 605. The Partnership did not record a cumulative effect adjustment upon initially applying ASC 606 as there was not a significant impact upon adoption; however, the details of significant qualitative and quantitative disclosure changes upon implementing ASC 606 are discussed below.

Revenue Recognition

Revenue is recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration the Partnership expects to be entitled to in exchange for those goods or services.

As noted in Note 11 “Segment Information” of the Notes to Condensed Consolidated Financial Statements, the Partnership’s business consists of two reportable segments: (i) Transportation and Terminaling and (ii) Storage.

The following table provides information relating to the Partnership’s revenues for each service category by segment for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Transportation and Terminaling Segment
Terminaling	$29,410	$32,169	$56,461	$62,847
Pipeline	19,217	15,679	37,706	31,577
Other	12,506	9,442	24,637	18,492
Total	61,133	57,290	118,804	112,916
Storage Segment
Storage	6,966	5,726	14,035	11,264
Total	6,966	5,726	14,035	11,264
Total Revenue	$68,099	$63,016	$132,839	$124,180

PBFX recognizes revenue by charging fees for crude oil and refined products terminaling, storing and pipeline services based on the greater of contractual minimum volume commitments (“MVCs”), as applicable, or the delivery of actual volumes transferred or stored based on contractual rates applied to throughput or storage volumes.

Minimum Volume Commitments

Transportation and Terminaling

The Partnership’s Transportation and Terminaling segment consists of product terminals, pipelines, crude unloading facilities and other facilities capable of handling barges and ships. Certain of these commercial agreements contain MVCs. Under these commercial agreements, if the Partnership’s customer fails to transport its minimum throughput volumes during any specified period, the customer will pay the Partnership a deficiency payment equal to the volume of the deficiency multiplied by the contractual rate then in effect. The deficiency payment is initially recorded as deferred revenue on the Partnership’s balance sheets for all contracts in which the MVC deficiency makeup period is contractually longer than a fiscal quarter.

Certain of the Partnership’s customers may apply the amount of any such deficiency payments as a credit for volumes transported on the applicable pipeline or terminal system in excess of its MVC during the following quarters under the terms of the applicable agreement. The Partnership recognizes operating revenues for the deficiency payments when credits are used for volumes transported in excess of MVCs or at the end of the contractual period. If the Partnership determines, based on all available information, that it is remote that the Partnership’s customer will utilize these deficiency payments, the amount of the expected unused credits will be recognized as operating revenues in the period when that determination is made. The use or recognition of the credits is recorded as a reduction to deferred revenue.

Storage

The Partnership earns storage revenue under the crude oil and refined products storage contracts through capacity reservation agreements, where the Partnership collects a fee for reserving storage capacity for customers in its facilities. Customers generally pay reservation fees based on the level of storage capacity reserved rather than the actual volumes stored.

As of June 30, 2018, future fees for MVCs to be received related to noncancelable commercial terminaling, pipeline and storage agreements were as follows:

2018	$109,855
2019	221,024
2020	222,050
2021	221,758
2022	138,674
Thereafter	483,752
Total MVC payments to be received	$1,397,113

Leases

Certain of the Partnership’s commercial agreements are considered operating leases. Under these leasing agreements, the Partnership provides access to storage tanks and/or use of throughput assets that convey the right to control the use of an identified asset to the customer. The Partnership accounts for these transactions under ASC 840 “Leases.” These lease arrangements accounted for $30,149 and $59,925 of the Partnership’s revenue for the three and six months ended June 30, 2018, respectively, which have been retrospectively adjusted for the Development Assets Acquisition.

Deferred Revenue

The Partnership records deferred revenues when cash payments are received or due in advance of performance, including amounts which are refundable. Deferred revenue was $1,152 and $1,438 as of June 30, 2018 and December 31, 2017, respectively. The decrease in the deferred revenue balance as of June 30, 2018 is primarily driven by the timing and extent of cash payments received in advance of satisfying the Partnership’s performance obligations for the comparative periods.

The Partnership’s payment terms vary by the type and location of our customer and the services offered. The period between invoicing and when payment is due is not significant (i.e., generally within two months). For certain services and customer types, the Partnership requires payment before the services are performed for the customer.

Significant Judgment and Practical Expedients

For performance obligations, the Partnership determined that customers are able to obtain control of these services over time. The Partnership determined that these performance obligations, which are satisfied over time, are considered a series that generally have the same pattern of transfer to customers. For stand ready performance obligations, the Partnership generally recognizes revenue over time on a straight-line basis under the time-elapsed output method as the Partnership believes this is a reasonable basis in determining how customers obtain the benefits of the Partnership’s services. For non-stand ready performance obligations, the Partnership generally recognizes revenue over time based on actual performance (current period volumes multiplied by the applicable rate per unit of volume) as the Partnership believes this accurately depicts the transfer of benefits to customers.

The Partnership did not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which the Partnership recognizes revenue at the amount to which the Partnership has the right to invoice for services performed.